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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005


                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                       0-19724              33-0311631
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  (State or other jurisdiction of         (Commission           (IRS Employer
   incorporation or organization)        File Number)        Identification No.)



 10655 Sorrento Valley Road, San Diego, California                92121
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      (Address of principal executive offices)                  (Zip Code)



    Registrant's telephone number, including area code:  (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


         On March 22, 2005, Protein Polymer Technologies, Inc. issued a press release announcing the election by the directors of the Registrant of William N. Plamondon to the Registrant's Board of Directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1 Press Release of Protein Polymer Technologies, Inc. dated March 22, 2005


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PROTEIN POLYMER TECHNOLOGIES, INC.,
                                     a Delaware corporation


Date: March 28, 2005                 By: /s/ J. Thomas Parmeter
                                         ---------------------------------------
                                         J. Thomas Parmeter
                                         Chairman of the Board and
                                         Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release of Protein Polymer Technologies, Inc. dated March
                 22, 2005